                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2002

                                 Citigroup Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                        1-9924                 52-1568099
       (State or other                (Commission              (IRS Employer
       jurisdiction of                File Number)           Identification No.)
        incorporation)

                399 Park Avenue, New York, New York        10043
             (Address of principal executive offices)    (Zip Code)

                                 (212) 559-1000
              (Registrant's telephone number, including area code)

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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      Exhibits:

      Exhibit No.   Description
      -----------   -----------
         1.01       Terms Agreement, dated November 7, 2002, among the Company and Salomon Brothers International Limited, WestLB AG,
                    London Branch, Barclays Bank PLC, BNP Paribas, CDC IXIS
                    Capital Markets, Bank Brussels Lambert S.A. and UBS AG,
                    acting through its business group UBS Warburg, as
                    Underwriters, relating to the offer and sale of the
                    Company's 4.625% Notes due November 14, 2007.

         4.01       Form of DTC Global Note for the Company's 4.625% Notes due
                    November 14, 2007.

         4.02       Form of International Global Note for the Company's 4.625%
                    Notes due November 14, 2007.

         4.03       Form of Fiscal Agency Agreement among the Company, Citibank,
                    N.A. and Dexia Banque Internationale a Luxembourg S.A.


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2002                            CITIGROUP INC.


                                                    By: /s/ Charles E. Wainhouse
                                                        ------------------------
                                                        Charles E. Wainhouse
                                                        Assistant Treasurer


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